SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K
                            -----

                       CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 11,
                            2001

                     IDAHO POWER COMPANY
   (Exact name of registrant as specified in its charter)


       Idaho               1-3198             82-0130980
  (State or other
   jurisdiction         (Commission       (I.R.S. Employer
 of incorporation)      File Number)     Identification No.)


                     1221 W Idaho Street
                   Boise, Idaho 83702-5627
    (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code (208)388-2200



    Former name or address, if changed since last report.







Item 2. Acquisition or Disposition of Assets.

     Effective June 11, 2001, Idaho Power Company (IPC) transferred its wholesale electricity marketing operations ("Energy Marketing") to IDACORP Energy L.P.
     (IE). IE is a Delaware limited partnership with IDACORP, Inc. as its sole general partner and IDACORP Energy Services Co., a wholly owned subsidiary of IDACORP, Inc. as its sole limited partner. IPC is also a wholly owned subsidiary of IDACORP, Inc.

     Energy Marketing net assets transferred consist
     primarily of energy trading contracts and trading
     accounts receivable and accounts payable.  The results
     of operations of Energy Marketing were previously
     reported on IPC's Statements of Income as "Energy
     marketing activities - net."   The transfer will not
     affect IPC's regulated operations, its system reliability or its customers.

     In exchange for the transfer of Energy Marketing to IE, IPC received a partnership interest in IE, which was transferred to IDACORP in exchange for notes receivable from IDACORP totaling approximately $76 million. This amount approximates the historical book value of the transferred Energy Marketing net assets on May 31, 2001 of $21 million and retained intercompany tax liabilities of $55 million. The notes receivable are due over periods of one to ten years and will bear interest at IDACORP's overall short-term borrowing rate which was 4.66% at May 31, 2001.

     Concurrent with the transfer of Energy Marketing, IE and IPC have entered into an Electricity Supply
     Management Services Agreement ("Agreement").   IPC has
     received initial approval of the Agreement from the Idaho Public Utilities Commission and the Federal Energy Regulatory Commission and is awaiting approval from the Oregon Public Utilities Commission. Under the Agreement, IPC will continue to own, operate and maintain its electric generating equipment and transmission facilities ("System Resources") and be responsible for system reliability. IE will manage and dispatch the System Resources to balance generation and load within the IPC operating area.


Item 7.  Financial Statements and Exhibits.

    (b)   Pro Forma Financial Information

          The following unaudited pro forma consolidated financial statements are filed with this report:

          Pro Forma Consolidated Statements of Income

            Three Months Ended March 31, 2001
            Year Ended December 31, 2000

          Pro Forma Consolidated Balance Sheet at March 31, 2001

     The Pro Forma Consolidated Balance Sheet of IPC at March 31, 2001 reflects the financial position of IPC after giving effect to the transfer of the assets and liabilities, in exchange for notes receivable and assumes the transfer took place on March 31, 2001 at the historical book value on that date. The Pro Forma Consolidated Statements of Income for the fiscal year ended December 31, 2000 and the three months ended March 31, 2001 assume that the transfer occurred at the beginning of the respective periods and that the notes receivable received by IPC equal the historical book value of the net assets on such dates.

     The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of IPC, or of the financial position or results of operations of IPC that would have actually occurred had the transaction been in effect as of the date or for the periods presented. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of IPC.

     (a)  Exhibits.


No.                 Description

2                   Agreement Dated June 11, 2001 between
                    Idaho Power Company and IDACORP Energy
                    L.P.




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              IDAHO POWER COMPANY



Dated:  June 26, 2001    By:  /s/  Darrel T. Anderson

                                   Darrel T. Anderson
                              Vice President - Finance and
                                       Treasurer






               PRO FORMA FINANCIAL INFORMATION

                     Idaho Power Company
         Pro Forma Consolidated Statements of Income
          For the three months ended March 31, 2001
                         (Unaudited)

                              Historical       Pro Forma
                              Financial       Adjustments          Pro Forma
                              Statements   (a)         (b)         Results
                                         (Thousands of Dollars)

REVENUES:
 General business             $ 133,121   $        -   $       -   $   133,121
 Off system sales                55,249            -           -        55,249
 Other revenues                  11,946            -           -        11,946
   Total revenues               200,316            -           -       200,316

EXPENSES:
 Operation:
   Purchased power              125,287            -           -       125,287
   Fuel expense                  25,247            -           -        25,247
   Power cost adjustment        (58,246)           -           -       (58,246)
   Other                         37,466            -           -        37,466
 Maintenance                     11,681            -           -        11,681
 Depreciation                    20,952            -           -        20,952
 Taxes other than income
   taxes                          5,235            -           -         5,235
      Total expenses            167,622            -           -       167,622

INCOME FROM OPERATIONS           32,694            -           -        32,694

OTHER INCOME:
 Allowance for equity funds
   used during construction         225            -           -           225
 Energy marketing
   activities - Net              38,125      (38,125)          -             -
 Other - Net                      4,788         (126)        474         5,136
      Total other income         43,138      (38,251)        474         5,361

INTEREST CHARGES:
 Interest on long-term debt      13,423            -           -        13,423
 Other interest                   2,216            -           -         2,216
 Allowance for borrowed
   funds used during
   construction                  (1,164)           -           -        (1,164)
      Total interest
         charges                 14,475            -           -        14,475

INCOME BEFORE INCOME TAXES       61,357      (38,251)        474        23,580

INCOME TAXES                     23,132      (15,377)        187         7,942

NET INCOME                       38,225      (22,874)        287        15,638
 Dividends on preferred
   stock                          1,461            -           -         1,461

EARNINGS ON COMMON STOCK      $  36,764   $  (22,874)  $     287   $    14,177


(a)  To eliminate Energy Marketing for the entire period.

(b) To record interest income on the pro forma notes receivable and the related pro forma tax effect for the entire period.




                     Idaho Power Company
         Pro Forma Consolidated Statements of Income
            For the year ended December 31, 2000
                         (Unaudited)

                              Historical        Pro Forma
                              Financial        Adjustments          Pro Forma
                              Statements     (a)         (b)         Results
                                         (Thousands of Dollars)

REVENUES:
 General business             $ 565,357   $        -   $       -   $   565,357
 Off system sales               229,986            -           -       229,986
 Other revenues                  40,319            -           -        40,319
   Total revenues               835,662            -           -       835,662

EXPENSES:
 Operation:
   Purchased power              398,649            -           -       398,649
   Fuel expense                  94,215            -           -        94,215
   Power cost adjustment       (120,688)           -           -      (120,688)
   Other                        146,424            -           -       146,424
 Maintenance                     46,973            -           -        46,973
 Depreciation                    80,287            -           -        80,287
 Taxes other than income
    taxes                        20,166            -           -        20,166
      Total expenses            666,026            -           -       666,026

INCOME FROM OPERATIONS          169,636            -           -       169,636

OTHER INCOME:
 Allowance for equity funds
   used during construction       2,565            -           -         2,565
 Energy marketing
   activities - Net              92,637      (92,637)          -             -
 Other - Net                     13,669       (2,227)        213        11,655
      Total other income        108,871      (94,864)        213        14,220

INTEREST CHARGES:
 Interest on long-term debt      53,253            -           -        53,253
 Other interest                   4,544            -           -         4,544
 Allowance for borrowed
   funds used during
   construction                  (2,346)           -           -        (2,346)
      Total interest
        charges                  55,451            -           -        55,451

INCOME BEFORE INCOME TAXES      223,056      (94,864)        213       128,405

INCOME TAXES                     85,568      (38,135)         84        47,517

NET INCOME                      137,488      (56,729)        129        80,888
 Dividends on preferred
   stock                          5,929            -           -         5,929

EARNINGS ON COMMON STOCK      $ 131,559   $  (56,729)  $     129   $    74,959


(a)  To eliminate Energy Marketing for the entire period.

(b) To record interest income on the pro forma notes receivable and the related pro forma tax effect for the entire period.





                     Idaho Power Company
            Pro Forma Consolidated Balance Sheets
                       March 31, 2001
                         (Unaudited)
                              Historical    Pro Forma    Reclass-
                              Financial    Adjustments  ifications    Pro Forma
                              Statements       (a)           (b)       Results

                                         (Thousands of Dollars)

ELECTRIC PLANT:
 In service (at original
    cost)                     $ 2,842,782 $     (116)  $       -   $ 2,842,666
 Accumulated provision for
   depreciation                (1,163,037)        11           -    (1,163,026)
   In service - Net             1,679,745       (105)          -     1,679,640
 Construction work in
   progress                       140,118       (446)          -       139,672
 Held for future use                2,166          -           -         2,166

      Electric plant - Net      1,822,029       (551)          -     1,821,478

INVESTMENTS AND OTHER
  PROPERTY                         19,767       (864)          -        18,903

CURRENT ASSETS:
 Cash and cash equivalents          9,774          -           -         9,774
    Receivables:                                               -
       Customer                   245,818   (170,639)    (27,534)       47,645
  Allowance for
    uncollectible accounts        (43,253)    41,856           -        (1,397)
  Notes                             2,933          -           -         2,933
  Employee notes                    4,515          -           -         4,515
  Related parties                     391     95,320      27,534       123,245
  Other                             6,157          -           -         6,157
 Energy marketing assets          614,732   (614,732)          -             -
 Derivative assets                128,304          -           -       128,304
 Taxes receivable                  21,359          -           -        21,359
 Accrued unbilled revenues         29,857          -           -        29,857
 Materials and supplies (at
   average cost)                   26,063          -           -        26,063
 Fuel stock (at average
   cost)                            8,150          -           -         8,150
 Prepayments                       26,458          -           -        26,458
 Regulatory assets
   associated with income
   taxes                           12,823          -           -        12,823
 Regulatory assets -
   derivatives                     40,455          -           -        40,455

   Total current assets         1,134,536   (648,195)          -       486,341

DEFERRED DEBITS:
 American Falls and Milner
   water rights                    31,585          -           -        31,585
 Company-owned life
   insurance                       39,625          -           -        39,625
 Energy marketing assets -
   long-term                      127,657   (127,657)          -             -
 Regulatory assets
   associated with income
   taxes                          202,462          -           -       202,462
 Regulatory assets - PCA          179,847          -           -       179,847
 Regulatory assets - long-
   term derivatives                42,503          -           -        42,503
 Regulatory assets - other         44,055          -           -        44,055
 Other                             52,869       (185)          -        52,684

   Total deferred debits          720,603   (127,842)          -       592,761

   TOTAL                      $ 3,696,935 $ (777,452)  $       -   $ 2,919,483



(a) To record the transfer of assets related to the Company's Energy Marketing business as of March 31, 2001, and to record a pro forma receivable from IDACORP, Inc. for the net assets transferred.

(b) To reclassify related party accounts receivable from the Energy Marketing business as of March 31, 2001.



                     Idaho Power Company
            Pro Forma Consolidated Balance Sheets
                       March 31, 2001
                         (Unaudited)
                                Historical
                                Financial     Pro Forma     Reclass-  Pro Forma
                                Statements   Adjustments   ifications   Results
                                                 (a)            (b)
                                          (Thousands of Dollars)

CAPITALIZATION:
 Common stock equity:
   Common stock, $2.50 par
     value (50,000,000 shares
     authorized; 37,612,351
     shares outstanding)      $    94,031 $        -   $       -   $    94,031
   Premium on capital
     stock                        362,509          -           -       362,509
   Capital stock expense           (4,051)         -           -        (4,051)
   Retained earnings              333,100          -           -       333,100
   Accumulated other
      comprehensive income
      (loss)                       (2,768)         -           -        (2,768)

      Total common stock
        equity                    782,821          -           -       782,821

 Preferred stock                  104,766          -           -       104,766

 Long-term debt                   854,199          -           -       854,199

      Total capitalization      1,741,786          -           -     1,741,786

CURRENT LIABILITIES:
 Long-term debt due within
   one year                        30,076          -           -        30,076
 Notes payable                    127,800          -           -       127,800
 Accounts payable                 201,618   (147,219)    (23,321)       31,078
 Notes and accounts payable
   to related parties              29,491          -      23,321        52,812
 Energy marketing
   liabilities                    526,951   (526,951)          -             -
 Derivative liabilities           168,759          -           -       168,759
 Interest accrued                  16,969          -           -        16,969
 Deferred income taxes             12,823          -           -        12,823
 Other                             17,078       (857)          -        16,221

    Total current
      liabilities               1,131,565   (675,027)          -       456,538

DEFERRED CREDITS:
 Regulatory liabilities
   associated with deferred
   investment tax credits          66,409          -           -        66,409
 Deferred income taxes            509,933          -           -       509,933
 Energy marketing liabilities
    - long-term                   102,425   (102,425)          -             -
 Derivative liabilities -
    long-term                      42,503          -           -        42,503
 Regulatory liabilities
    associated with income taxes   40,539          -           -        40,539
 Regulatory liabilities -
    other                           4,668          -           -         4,668
 Other                             57,107          -           -        57,107

      Total deferred credits      823,584   (102,425)          -       721,159

COMMITMENTS AND CONTINGENT
   LIABILITIES

      TOTAL                   $ 3,696,935 $ (777,452)  $       -   $ 2,919,483



(a) To record the transfer of liabilities related to the Company's Energy Marketing business as of March 31, 2001.

(b) To reclassify related party accounts payable to the Energy Marketing business as of March 31, 2001.